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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of Hardwick Holding Company, a Georgia corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

     This Power of Attorney has been signed by the following persons in the capacities indicated on December 14, 1999.

     /s/ John A. Allison IV                            /s/ Scott E. Reed
-------------------------------------------       ---------------------------------------
Name:  John A. Allison IV                         Name:  Scott E. Reed
Title: Chairman of the Board and                  Title: Senior Executive Vice President
       Chief Executive Officer                           and Chief Financial Officer
       (principal executive officer)                     (principal financial officer)


     /s/ Sherry A. Kellett                             /s/ Paul B. Barringer
-------------------------------------------       ---------------------------------------
Name:  Sherry A. Kellett                          Name:  Paul B. Barringer
Title: Executive Vice President                   Title: Director
       and Controller
       (principal accounting officer)


     /s/ Alfred E. Cleveland                           /s/ W. R. Cuthbertson, Jr.
-------------------------------------------       ---------------------------------------
Name:  Alfred E. Cleveland                        Name:  W. R. Cuthbertson, Jr.
Title: Director                                   Title:  Director


     /s/ Ronald E. Deal                                /s/ A.J. Dooley, Sr.
-------------------------------------------       ---------------------------------------
Name:  Ronald E. Deal                             Name:  A. J. Dooley, Sr.
Title: Director                                   Title:  Director


     /s/ Tom D. Efird                                  /s/ Paul S. Goldsmith
-------------------------------------------       ---------------------------------------
Name:  Tom D. Efird                               Name:  Paul S. Goldsmith
Title: Director                                   Title: Director


     /s/ L. Vincent Hackley                            /s/ Jane P. Helm
-------------------------------------------       ---------------------------------------
Name:  L. Vincent Hackley                         Name:  Jane P. Helm
Title:  Director                                  Title: Director

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
     /s/ Richard Janeway, M.D.                         /s/ J. Ernest Lathem, M.D.
-------------------------------------------       ---------------------------------------
Name:  Richard Janeway, M.D.                      Name:  J. Ernest Lathem, M.D.
Title: Director                                   Title:  Director


     /s/ James H. Maynard                              /s/ Joseph A. McAleer, Jr.
-------------------------------------------       ---------------------------------------
Name:  James H. Maynard                           Name:  Joseph A. McAleer, Jr.
Title: Director                                   Title: Director

     /s/ Albert O. McCauley
-------------------------------------------       ---------------------------------------
Name:  Albert O. McCauley                         Name:  Richard L. Player, Jr.
Title: Director                                   Title: Director


     /s/ C. Edward Pleasants, Jr.                      /s/ Nido R. Qubein
-------------------------------------------       ---------------------------------------
Name:  C. Edward Pleasants, Jr.                   Name:  Nido R. Qubein
Title: Director                                   Title: Director

     /s/ E. Rhone Sasser
-------------------------------------------       ---------------------------------------
Name:  E. Rhone Sasser                            Name:  Jack E. Shaw
Title: Director                                   Title: Director


     /s/ Harold B. Wells
-------------------------------------------
Name:  Harold B. Wells
Title: Director